Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This AMENDMENT NO. 1 TO LICENSE AGREEMENT (herein referred to as “Amendment No. 1”) is made and entered into as of this 21st day of February, 2018 (the “Amendment No. 1 Effective Date”), between BioMarin Pharmaceutical Inc., a Delaware corporation, with offices at 770 Lindaro Street, San Rafael, CA 94901 (“BioMarin”), and AVROBIO, Inc., a Delaware corporation having a place of business at 700 Technology Square, Suite 101, Cambridge, MA 02139 (“AVROBIO”).  Each of BioMarin and “AVROBIO” may be referred to herein as a “Party” or collectively as the “Parties.”

1.

This Amendment No. 1 shall serve as an amendment to that certain License Agreement, effective as of August 31, 2017 by and between AVROBIO and BioMarin (the “Agreement”). Except as expressly modified hereby, the Agreement shall continue in full force according to its terms.  Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meaning ascribed to such term in the Agreement.

2.	Subject to the terms and conditions of the Agreement, including this Amendment No. 1, BioMarin agrees to supply AVROBIO with [***] in the amount set forth in Attachment 1 hereto.
3.	Section 2.1 of the Agreement is hereby deleted and replaced with the following:

“2.1License Grants.

2.1.1Subject to the terms and conditions of this Agreement, BioMarin hereby grants to AVROBIO an exclusive, royalty-bearing license under the Licensed Patent Rights and Licensed Know-How to research, have researched, develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export and have exported Licensed Products in the Field in the Territory, including the right to grant sublicenses through multiple tiers, subject to any limitations on sublicensing expressly set forth in this Agreement (the “License”).

2.1.2Subject to the terms and conditions of this Agreement, BioMarin hereby grants to AVROBIO a limited, non-sublicensable, non-transferable, non-exclusive license to use [***] solely for the experiments set forth in Schedule D, which shall be performed by AVROBIO personnel at the facilities specified therein.

2.1.3For clarity, except as set forth in Section 2.1.2, AVROBIO shall have no license rights either outside the Field or with respect to products other than Licensed Products.  For further clarity, AVROBIO shall have no right to make or have made [***].”

4.	The following Section 2.6 is hereby added to the Agreement:

“2.6Material Transfer ([***]).

2.6.1BioMarin agrees to supply AVROBIO with [***] in the amount set forth in Schedule D hereto.

2.6.2AVROBIO will not use [***] in any activities or experiments other than in those experiments specifically set forth in Schedule D, which support AVROBIO’s Development of Licensed Products.  BioMarin shall at all times retain all right, title and interest in and to [***].  Except as otherwise provided in this Agreement, AVROBIO shall not, without the prior written consent of BioMarin, (a) reproduce or modify [***] or any portion thereof; (b) reverse assemble, reverse compile or reverse engineer [***], or otherwise attempt to discover any source code or underlying Confidential Information with respect to [***]; (c) rent, sell, lease, disclose or otherwise transfer or provide access to [***], or any derivative thereof, to another party; provided, that AVROBIO may allow access to [***] to its employees who require such access to conduct the experiments set forth in Schedule D and are bound by written agreements to retain and use [***] only in the manner permitted under this Agreement; or (d) alter, destroy, or otherwise remove any proprietary notices or labels on or supplied with [***].

2.6.3AVROBIO acknowledges and agrees that [***] is experimental in nature and that [***] is provided “AS IS” and may not be functional.  AVROBIO understands and agrees that [***] may have unpredictable and unknown biological and/or chemical properties, that [***] is to be handled and used with caution, and that [***] is not to be used for testing in or treatment of humans.  [***] IS PROVIDED WITH NO WARRANTIES OF ANY KIND, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT IT IS FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE.  FURTHER, BIOMARIN DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT SAMPLES OF [***] PROVIDED HAVE NOT EXCEEDED THEIR EXPIRATION DATE(S).

2.6.4In no event will BioMarin be liable for any use by AVROBIO of [***] or any loss, claim, damage or liability of any kind which may arise from or in connection with the use, handling or storage of [***] by or through AVROBIO.  AVROBIO will indemnify BioMarin with respect to [***], as set forth in Article 9.

2.6.5If AVROBIO conceives and/or reduces to practice inventions or discoveries, whether or not be patentable, in the course of using [***] that directly relate to [***] (and for clarity do not relate to AVROBIO’s gene therapy Licensed Products (“[***] Inventions”), AVROBIO shall promptly and fully disclose to BioMarin any such [***] Inventions after the conception or reduction to practice thereof.  AVROBIO hereby assigns all right, title, and interest in and to any [***] Inventions, including all intellectual property therein, to BioMarin, and AVROBIO shall obtain no rights, whether express or implied, in such [***] Inventions.  AVROBIO agrees not to obtain or attempt to obtain patent coverage on [***] Inventions and agrees to execute such documents and perform such other acts, as BioMarin may reasonably request and at BioMarin’s expense, to obtain, perfect and enforce BioMarin’s rights in and to such [***] Inventions.  AVROBIO hereby irrevocably designates and appoints BioMarin and its duly authorized officers and agents as AVROBIO’s agent and attorney-in-fact to act for and on AVROBIO’s behalf to execute, deliver and file any and all documents with the same legal force and effect as if executed by AVROBIO, if BioMarin is unable for any reason to secure AVROBIO’s signature on any document needed in connection with the actions described in this Section 2.6.5.  AVROBIO acknowledges that this appointment is coupled with an interest.

2.6.6AVROBIO shall have and retain sole and exclusive ownership of all data created by AVROBIO’s employees or independent contractors from the use of [***] pursuant to the terms and conditions of this Agreement.  Reports regarding such work using [***] shall be provided in conjunction with the reports to be provided to BioMarin pursuant to Section 3.4 of this Agreement.   AVROBIO shall have the right to publish or publicly present the results of the research conducted with [***] under this Agreement; provided, that BioMarin shall have the opportunity to review any such proposed manuscripts, non-confidential presentations, or other public disclosures describing said research.  Any proposed publication or other non-confidential disclosure to third parties will be provided to BioMarin at least [***] days ([***] days in the case of abstracts) prior to the earlier of the date of submission to any journal for review or the date of publication or other disclosure.  AVROBIO agrees to consider any of BioMarin’s comments with respect to [***] that are provided within [***] days of BioMarin’s receipt of the submitted documents and, at BioMarin’s request, to delete any of BioMarin’s Confidential Information contained therein.  However, if submission of such manuscript for publication or delivery of such presentation or other disclosure would preclude BioMarin from obtaining patent protection for a [***] Invention(s) unless an application is filed with relevant patent authorities, AVROBIO shall, at its option, either delete the enabling portion of the proposed publication or presentation or withhold publication or delay presentation for an additional [***] days to permit BioMarin to prepare and file a patent application covering such [***] Invention(s).

2.6.7Upon the completion of the experiments set forth in Schedule D, or any earlier expiration or termination of the Agreement, the license granted in Section 2.1.2 shall terminate and AVROBIO shall destroy (and will provide evidence documenting the manner of destruction to BioMarin) any remaining [***].”

5.	The following sections are hereby added to Section 8.4.4 as additional sections that survive expiration or termination of the Agreement: Sections 2.6.4, 2.6.5, 2.6.6, and 2.6.7.
6.	Section 9.2 is hereby deleted and replaced with the following:

“9.2Indemnification by AVROBIO.  AVROBIO will indemnify BioMarin, its Affiliates, and their respective directors, officers, employees, and agents (“BioMarin Indemnitees”), and defend and hold each of them harmless, from and against any and all Losses based on or suffered in connection with any Claims against any such BioMarin Indemnitee to the extent arising from or occurring as a result of or in connection with: (i) the Development and Commercialization of Licensed Products by or on behalf of AVROBIO, its Affiliates, and sublicensees, and each of their distributors, wholesalers, and agents, including, without limitation, Losses arising from Claims based on any theory of product liability (including actions in the form of tort, warranty or strict liability), (ii) the use, storage, or handling of [***] by or on behalf of AVROBIO (including its employees, independent contractors, and agents), (iii) any breach by AVROBIO, its Affiliates or sublicensees (including each of their respective directors, officers, employees, independent contractors, and agents) of this Agreement or of applicable law, (iv) the negligence or willful misconduct of AVROBIO, its Affiliates or sublicensees (including each of their respective directors, officers, employees, independent contractors, and agents); (v) breach of a contractual or fiduciary obligation owed by AVROBIO or its Affiliates or sublicensees to a Third Party (including misappropriation of trade secrets); or (vi) criminal investigations of, defense of criminal charges against, and criminal penalties levied on, AVROBIO or its Affiliates or sublicensees, or their respective directors, employees and agents; except, in each case, to the extent that such Losses arise out of or result from the gross negligence or willful misconduct of any BioMarin Indemnitee, or a breach by BioMarin of any provision of this Agreement..

7.	Attachment 1 to this Amendment No. 1 is hereby added to the Agreement as Schedule D.
8.	This Amendment No. 1 shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, successors, trustees, transferees and assigns.

9.	This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Amendment No. 1 to be executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

BioMarin Pharmaceutical Inc.		AVROBIO, Inc.

/s/ Brinda Balakrishan		/s/ Geoff MacKay

By:	Brinda Balakrishan	By:	Geoff MacKay

Its:	Group Vice President	Its:	President & CEO

Attachment 1

Schedule D

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